Exhibit 10.1
FIRST AMENDMENT TO LEASE
     FIRST AMENDMENT TO LEASE dated as of this 3rd day of May 2010, by and between BP RESERVOIR PLACE LLC, a Delaware limited liability company (successor-in-interest to Boston Properties Limited Partnership) (“Landlord”) and CONSTANT CONTACT, INC., a Delaware corporation (“Tenant”).
RECITALS
     By Lease dated May 29, 2009 (the “Lease”), Landlord did lease to Tenant and Tenant did lease from Landlord certain premises (the “Premises”) in the building known as Reservoir Place Main and numbered 1601 Trapelo Road, Waltham, Massachusetts (the “Building”) as set forth in the Lease.
     The initial premises leased by Tenant under the Lease consists of 85,583 square feet of rentable floor area located on the third (3rd) floor of the building (the “Initial Premises”). Article XVII of the Lease provides for portions of the second (2nd) and third (3rd) floors of the Building, compromising an additional 52,844 rentable square feet (collectively defined in the Lease as the “Must Take Premises” and individually defined in the Lease as “Premises Components”), to be incorporated into the Premises at the times and upon the terms set forth in the Lease.
     Landlord and Tenant are entering into this First Amendment to Lease (the “Amendment”) to acknowledge those Premises Components which have previously been delivered to Tenant, to acknowledge certain Premises Components which are scheduled to be delivered to Tenant and to amend the Lease with regard to the process for incorporating Premises Components into the Premises.
     NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant, hereby agree to and with each other as follows:
     1. Section 17.2(B) of the Lease is hereby deleted in its entirety and replaced with the following:
“(B) Notwithstanding the fact that the incorporation of individual Premises Components of the Must Take Premises shall be self-executing, the parties hereby agree to execute a written Declaration in which the commencement date with respect to such Premises Component shall be stated, as required pursuant to Section 3.1 of the Lease (a “Declaration”).”
     2. Landlord and Tenant hereby acknowledge that certain individual Premises Components of the Must Take Premises have previously been delivered to Tenant pursuant to the Lease. In connection therewith, Landlord and Tenant further acknowledge that, prior to the execution of this Amendment, Landlord and Tenant have executed the Declarations attached hereto as Exhibit A.

     3. In addition, Landlord and Tenant acknowledge that additional Premises Components are scheduled to be incorporated into the Premises in accordance with the terms and provisions of the Lease, including, without limitation, the terms and provisions of Section 3.1 and Article XVII thereof.
          After the delivery of each Premises Component, Landlord and Tenant shall enter into a Declaration, in accordance with the terms and provisions of Section 17.2(B) of the Lease, as amended by Section 1 hereof.
     4. Except as otherwise specifically set forth herein, the leasing of the Must Take Premises shall be upon all of the terms and conditions set forth in the Lease with regard to such space, including, without limitation, the delivery dates, condition upon delivery, construction allowance, payments for Annual Fixed Rent, operating expenses, taxes and electricity and parking privileges.
     5. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.
     6. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the “Lease” shall be deemed to be references to the Lease as amended hereby.
[Remainder of page intentionally left blank.]

     EXECUTED as a sealed instrument as of the date and year first above written.

LANDLORD: BP RESERVOIR PLACE LLC

By:	Boston Properties Limited Partnership, its sole manager
By:	Boston Properties, Inc., its general manager

By:	/s/ David C. Provost

	Name:	David C. Provost
	Title:	Senior Vice President

ATTEST:			TENANT: CONSTANT CONTACT, INC.

By:	/s/ John B. Wagner		By:	/s/ Gail F. Goodman

	Name:	John B. Wagner		Name:	Gail F. Goodman
	Title:	Asst. Treasurer		Title:	CEO
Hereto Duly Authorized

			By:	/s/ Robert P. Nault

				Name:	Robert P. Nault
				Title:	Vice President and General Counsel
Hereto Duly Authorized

EXHIBIT A
DECLARATIONS
(see attached)
Intentionally Omitted